Investor Presentation Second Quarter Ended June 30, 2013 NYSE: AF

2 Forward Looking Statement This presentation may contain a number of forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These statements may be identified by the use of the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar terms and phrases, including references to assumptions . Forward - looking statements are based on various assumptions and analyses made by us in light of our management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances . These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward - looking statements . These factors include, without limitation, the following : the timing and occurrence or non - occurrence of events may be subject to circumstances beyond our control ; there may be increases in competitive pressure among financial institutions or from non - financial institutions ; changes in the interest rate environment may reduce interest margins or affect the value of our investments ; changes in deposit flows, loan demand or real estate values may adversely affect our business ; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently ; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry may be less favorable than we currently anticipate ; legislative or regulatory changes, including the implementation of the Dodd - Frank Wall Street Reform and Consumer Protection Act of 2010 and any actions regarding foreclosures, may adversely affect our business ; enhanced supervision and examination by the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, and the Consumer Financial Protection Bureau ; effects of changes in existing U . S . government or government - sponsored mortgage programs ; technological changes may be more difficult or expensive than we anticipate ; success or consummation of new business initiatives may be more difficult or expensive than we anticipate ; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may be determined adverse to us or may delay occurrence or non - occurrence of events longer than we anticipate . We have no obligation to update any forward - looking statements to reflect events or circumstances after the date of this document .

3 Corporate Profile NYSE: AF • With assets of $16.1 billion, Astoria Financial is the holding company for Astoria Federal Savings and is the fifth largest publicly traded thrift in the country. • Established in 1888, Astoria Federal, with deposits in New York totaling $10.2 billion, is the largest thrift depository in New York. • 19 consecutive years of core profitability (1) • Stable and healthy credit metrics throughout the crisis • Clean, well capitalized balance sheet (1) Refers to net income recalculated to exclude net realized gains and losses on securities, amortization of intangibles and impairment of goodwill, and other nonrecurring items. Core profitability is a non - GAAP financial measure .

4 Strategy and Business Fundamentals Conservative Corporate Strategy • Focused on core competencies: mortgage lending and retail and business banking • Reposition asset/liability mix - Focus on multi - family & commercial real estate loans - Increase core deposits, decrease CDs - Expand business banking footprint • Disciplined cost control Disciplined Lending • Top quality, multi - family & commercial real estate lending; ~ 90% of multi - family loans recently closed and pipeline loans are subject to rent control or rent stabilization; low LTVs • Geographically diverse residential loan portfolio with low LTVs and no sub - prime, payment option or negative amortization loans. • Primarily 5/1 and 7/1 ARMs and 15 year fixed rate jumbo loans. Attractive and Stable Franchise • Dominant deposit market share • #1 thrift and #4 bank in core market (1) • Core market is more densely populated and wealthier than U.S. average (1) Strong Leadership and Culture • Solid & seasoned management team • High insider ownership (14%) aligns management with shareholders (2) • Significant community involvement through funding and volunteer efforts Sources: SNL Financial LC, Company filings. (1) Deposit market share as of June 30, 2012. Core market includes Long Island market consisting of Kings, Queens, Nassau and Suffolk counties. (2) Excludes stock options.

5 Capital Ratios 0% 6% 12% 18% Tangible/Tier 1 Leverage Tier 1 Risk-Based Total Risk-Based 9.53% 15.56% 16.82% 8.31% 13.59% 14.85% Bank Holding Company At June 30, 2013 Note: As a savings and loan association holding company, AF is not yet subject to bank holding company capital rules. Holding company ratios indicated herein are estimates .

6 Core Business Advantages • Mortgage Lending ─ Multi - family and CRE lending expertise ─ Residential lending expertise ─ Solid asset quality • Retail Banking ─ Premier community bank on Long Island ─ Consultative approach to helping consumers achieve financial health and well - being • Business Banking ─ Focus on small and mid - sized business market ─ Unique, local, consultative approach to improve cash flow and provide access to capital ─ Business banking, treasury management and business lending services • Dominant Deposit Market Share ─ #1 thrift depository in core market, #4 among all banks

7 Multi - family/Commercial Real Estate Portfolio • $3.7 billion portfolio, or 30% of total loan portfolio ─ 1 st half 2013 originations of $874.8 million, average loan amount = $2.8 million with a weighted average LTV at origination of approximately 48% and weighted average debt service coverage ratio of approximately 1.77%, all in footprint ─ Weighted average coupon at June 30, 2013: 4.23% (1) , weighted average LTV < 52% (2) ─ Focus on rent controlled, rent stabilized apartments in New York City • Approximately 70% of multi - family portfolio originated prior to 2011 is subject to rent control or rent stabilization. Approximately 90% of 2011 through 2Q13 multi - family loans closed and pipeline loans are subject to rent control or rent stabilization ─ Pipeline of $470.7 million at June 30, 2013 with weighted average coupon of 3.40%, and average loan size of $2.2 million (1) Excludes non - performing loans. (2) Based on current principal balances and original appraised values. MF/CRE loan portfolio increasing to a larger percentage of the total loan portfolio; growing 17% from December 31, 2012 and 31% from June 30, 2012.

8 Residential Mortgage Lending • $8.6 billion portfolio ─ No sub - prime, payment option or negative amortization ARM lending ─ Primarily prime 5/1 and 7/1 hybrid ARMs and 15 year fixed rate jumbo loans ─ Weighted average LTV (1) on total residential loan portfolio <60% • Multiple delivery channels provide flexibility & efficiency ─ Retail (2) ─ Commissioned brokers (2) ─ Third party originators (2) • Geographically diversified portfolio ─ Reduces lending concentrations (1) LTV ratios are based on current principal balances and original appraised values. (2) All loans underwritten to Astoria’s stringent standards .

9 Leading Retail Banking Franchise • $10.2 billion in deposits, 85 banking office network ─ Low cost/stable source of funds – weighted average rate: 0.61% ─ L ow cost core deposits * increased $174.8 million from December 31, 2012 and $493.1 million from June 30, 2012, to $6.7 billion, or 65% of total deposits ─ 54% of households that have a retail CD account also have a low cost checking, savings or money market account relationship • 94% of depositors, with $9.5 billion in deposits, live within 5 miles of a branch – no broker or municipal deposits • Banking offices with high average deposits contribute to efficiency ─ Long Island Offices (82) – Nassau (28), Queens (17), Suffolk (25), Brooklyn (12) – Average Deposits of $120 Million ─ Westchester Offices (3) – Average Deposits of $140 Million • Alternative delivery channels ─ ATM’s, telephone, Internet and mobile banking * Core deposits include savings, money market and checking accounts

10 Retail Banking Philosophy • Consultative approach to helping consumers achieve financial health and well - being • Pro - active sales culture – PEAK Process • Focus on customer service – High customer satisfaction • Community involvement – Support over 700 local organizations and not - for - profit agencies Astoria Federal is an integral part of the fabric of the communities it serves

11 Business Banking Expansion Business deposits grew 29% from year - end 2012 to $630.7 million at June 30, 2013. • Executive Vice President & Managing Director , formerly with Capital One , heads Business Banking Group • Approximately 15,000 current business banking clients • Approximately one - third of Astoria Federal’s 85 branches are headed by a commercial banker • 34 employees currently supporting the business, up from 21 at year - end • Recently signed a lease for office space to house a business banking office in mid - town Manhattan which we expect to occupy during the third quarter • Plan to open new branches in Manhattan and prime commercial markets on Long Island

12 TOTAL 4 COUNTY POPULATION: 7,598,823 Exceeds population of 38 individual U.S. states Overall LI Deposit Share Ranking : #1 - all thrifts, #4 - all banks Sources: FDIC Summary of Deposits (as of June 30, 2012) SNL Financial LC Kings County (Brooklyn) Population: 2,521,808 Median household income: $38,578 Deposits: $1.3 billion Branches: 12 Market share: 3% Rank: #1 thrift, #8 all banks Queens County Population: 2,240,310 Median household income: $52,935 Deposits: $ 2.5 billion Branches: 17 Market share: 6% Rank: #1 thrift, #6 all banks Nassau County Population: 1,341,439 Median household income: $92,674 Deposits: $ 4.3 billion Branches: 28 Market share: 7% Rank: #1 thrift, #5 all banks Suffolk County Population: 1,495,266 Median household income: $82,593 Deposits: $ 2.4 billion Branches: 25 Market share: 6% Rank: #1 thrift, #6 all banks Well Positioned in Key Markets Long Island Powerhouse

13 Brooklyn, Queens, Nassau and Suffolk June 2012 Average June 30, 2012 Market # of Deposits Institution Deposits Share Branches Per Branch 1 Chase $ 38,450 21.4% 368 $104 2 Capital One 23,917 13.3 198 121 3 Citibank 23,594 13.1 138 171 4 ASTORIA* 10,478 5.8 82 128 5 HSBC 10,447 5.8 84 124 6 TD Bank 9,471 5.3 91 104 7 NY Community 9,214 5.1 125 74 8 Bank of America 7,681 4.3 120 64 9 Sovereign 5,090 2.8 38 134 10 Apple 4,392 2.4 33 133 Total - Top 10 $ 142,734 79.5% 1,277 $112 Total - Core Market $ 179,444 100.0% 1,778 $101 Ranked by June 2012 Market Share ($ in millions) * Astoria’s deposits highlighted above are comprised of retail and business community deposits. Astoria does not solicit broker or municipal deposits. Source: FDIC Summary of Deposits. Data as of June 30, 2012. Data represents the top ten i nstitutions ranked by market share. Market Share Penetration

14 • • Asset Quality • Interest Rate Risk • Balance Sheet Repositioning Current Focus

15 At June 30, 2012 Loans Loans At June 30, 2013 Asset/Liability Repositioning Trend Deposits Deposits Residential 77% MF/CRE 21% Other 2% Residential 68% MF/CRE 30% Other 2% Core 58% CDs 42% Core 65% CDs 35%

16 Opportunities for Future Growth • Assets: ─ Growth of multi - family/CRE loan portfolio  Multi - family/CRE loan originations for 1 st half of 2013 totaled $874.8 million  M ulti - family/CRE loan pipeline was $470.7 million at June 30, 2013. ─ Expand business banking footprint  Establish new business banking centers  Additional business relationship managers hired • Liabilities: ─ Low cost core deposits continue to become a larger percentage of deposits  Core deposits totaled $6.7 billion, or 65% of total deposits; up from 62% of total deposits at December 31, 2012  Includes 29% increase in business core deposits from December 31, 2012  Ongoing campaigns for both personal and business checking • Margin: ─ Expect to maintain the net interest margin for 2013 slightly higher than the margin for the 2012 full year .

17 • Balance Sheet Repositioning • Asset Quality • Interest Rate Risk • Asset Quality Current Focus

18 Asset Quality • Conservative underwriting, top quality loans, low LTVs ─ $4.3 billion, or 50% of residential portfolio, originated 2008 through 2Q13 with a weighted average LTV of 55% (1) ; of which only $5.5 million are non - performing loans 90 days or more past due ─ Residential I/O portfolio reduced by $3.1 billion over last 3 years to $2.7 billion at June 30, 2013 ─ Top quality multi - family and commercial real estate loan portfolios x ~ 90% of multi - family loans closed 2011 through 1Q13 and pipeline loans are subject to rent control or rent stabilization – no delinquencies x Average LTV for portfolio loans < 52% (1) • Top quality MBS portfolio ─ 99% GSE/agency ─ Average life 3.4 years (1) LTV ratios are based on current principal balances and original appraised values .

19 Asset Quality (1) Includes home equity loans of $215.3 million. (2) Includes $60.2 million of net unamortized premiums and deferred loan costs. (3) Includes $72.0 million of loans which are current or less than 90 days past due. (4) Includes $230.6 million, or 88% of residential NPLs reviewed, and charged - off as needed, at 180 days delinquent and annually thereafter. (5) Includes $78.8 million of loans which are current or less than 90 days past due. (6) Does not foot due to rounding (7) NPLs at June 30, 2013 include $65.2 million of loans which have been discharged in a Chapter 7 bankruptcy filing which a re less than 90 days past due, of which $58.3 million are current. Such loans are reflected as non - performing pursuant to regulatory guidance issued in 2012. Consumer & Multi-family Loan portfolio balance $ 8,627.6 $ 2,897.5 $ 830.1 $ 253.7 (1) $ 12,669.1 (2) Non-performing loans (NPLs) $ 334.8 (3,4) $ 4.7 $ 10.7 $ 6.7 $ 356.9 (5) NPLs as a % of total loans 2.64% 0.04% 0.08% 0.05% 2.82% Net charge-offs 2Q13 $ 3.7 $ 0.5 $ 0.5 $ 0.1 $ 4.9 (6) Net charge-offs YTD $ 10.3 $ 2.3 $ 1.7 $ 0.9 $ 15.3 (6) Other Residential TotalCRE Delinquent Total Loans Delinquent 30-89 Days Total Loans and Past Due Past Due Past Due NPLs NPLs At June 30, 2011 $ 207.2 $ 32.9 $ 343.4 $ 376.3 $ 583.5 343.3 207.2 At June 30, 2012 $ 163.9 $ 33.6 $ 309.7 $ 343.3 $ 507.2 142.4 163.9 At June 30, 2013 (7) $ 142.4 $ 78.8 $ 278.1 $ 356.9 $ 499.3 NPLs 90 Days or More NPLs Less Than 90 Days Selected asset quality metrics at June 30, 2013, except as noted ($ in millions ) Two year delinquent loan migration trend ($ in millions)

20 • Balance Sheet Repositioning • Asset Quality • Interest Rate Risk • Interest Rate Risk Current Focus

21 • One year cumulative interest rate sensitivity gap at June 30, 2013: + 13.39% ─ 2Q13 activity x Stable core deposits increased $174.8 million from December 31, 2012 to $6.7 billion, or 65% of total deposits x Restructured $1.2 billion of borrowings resulting in 90 basis point reduction in the cost of those borrowings • Key balance sheet components ─ Approximately $5.0 billion, or 40%, of mortgage portfolio matures or reprices in one year or less ─ Weighted average life of MBS portfolio of 3.4 years Interest Rate Risk Management

22 • Conservative Corporate Strategy ─ Quality mortgage lending ─ Quality retail and business banking ─ Disciplined cost control ─ Well capitalized for all bank regulatory purposes • Disciplined Lending ─ Multi - family/CRE 1 st half 2013 originations of $874.8 million , average loan amount = $2.8 million with a weighted average LTV at origination of approximately 48% and average debt service coverage ratio of approximately 1.77%, all in footprint ─ $4.3 billion, or 50% of residential portfolio, originated 2008 through 2Q13, with weighted average LTVs of approximately 55% (1) ─ No Alt A loans originated since 2007 ─ Residential I/O portfolio reduced by $3.1 billion over last 3 years • Attractive and Stable Franchise ─ Strong deposit market share in Long Island market (2) ─ Core deposit growth – emphasis on personal and business checking marketing campaigns • Strong Leadership and Culture ─ Average of 34 years of executive management experience ─ Insider ownership at 14% (3) (1) LTV ratios are based on current principal balances and original appraised values. (2) Long Island market includes Kings, Queens, Nassau and Suffolk counties. (3) Excludes stock options . Investment Summary

23 Addendum

24 Solid and Seasoned Management Team Responsibility Age Yrs. in Banking Monte N. Redman President & CEO Chief Executive Officer 62 39 Alan P. Eggleston Sr. EVP, Secretary and CRO Chief Risk Officer 59 33 Frank E. Fusco Sr. EVP & CFO Chief Financial Officer 50 23 Gerard C. Keegan Vice Chairman, Sr. EVP & COO Chief Operating Officer 67 42 Josie Callari Executive Vice President Chief Support Services Officer 60 41 Robert J. DeStefano Executive Vice President Chief Information Officer 55 34 Brian T. Edwards Executive Vice President Managing Director, Retail Banking Group 52 20 Stephen J. Sipola Executive Vice President Managing Director, Business Banking Group 56 34

25 Asset and Liability Repricing Expect to maintain the net interest margin for 2013 slightly higher than the margin for the 2012 full year. • CDs were either issued or repriced during June 2013 with a weighted average rate of 0.09% • CDs scheduled to mature during the next two quarters: ─ 3Q13: $0.5 billion with a weighted average rate of 0.66% ─ 4Q13: $0.3 billion with a weighted average rate of 0.94% • Borrowings scheduled to mature during the next two quarters: ─ 3Q13: $0.7 billion with a weighted average rate of 0.74% ─ 4Q13: $0.1 billion with a weighted average rate of 1.93% • Residential hybrid ARMs scheduled to reset and reprice downward into 1 year ARMs: ─ 3Q13: $1.0 billion with a weighted average rate of 3.85% ─ 4Q13: $0.9 billion with a weighted average rate of 3.79%

26 Total % of Total Non-Performing % of Total Non-Performing Non-Performing Loans as a % State Loans Loans Loans of State Totals New York* $ 2,554.2 29.6% $ 53.2 15.9% 2.08% Connecticut* 901.9 10.5 33.8 10.1 3.75 Illinois* 850.9 9.9 43.3 12.9 5.09 Massachusetts* 703.6 8.2 13.4 4.0 1.90 New Jersey* 641.1 7.4 64.7 19.3 10.09 Virginia 544.3 6.3 16.4 4.9 3.01 California 529.6 6.1 28.3 8.5 5.34 Maryland* 516.0 6.0 39.9 11.9 7.73 Washington 231.0 2.7 2.7 0.8 1.17 Texas 210.9 2.4 0.0 0.0 0.00 All other states (1,2) 944.1 10.9 39.1 11.7 4.14 TOTAL $ 8,627.6 100.0% $ 334.8 (3) 100.0% 3.88% Total Loans ($ in millions) At June 30, 2013 (1) Includes 25 states and Washington, D.C. (2) Includes Florida with $160.3.million of total loans, of which $16.4 million are non - performing loans. (3) Includes $72.0 million of loans which are current or less than 90 days delinquent * Judicial foreclosure required. Geographic Composition of Residential Loans

27 ($ in Billions ) $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 $11 $12 $13 2007 2008 2009 2010 2011 2012 2Q13 $7.6 $7.4 $6.3 $5.1 $3.8 $3.0 $2.7 $4.0 $4.9 $5.6 $5.8 $6.8 $6.7 $5.9 $11.6 $12.3 $11.9 $10.9 $10.6 $9.7 $8.6 Interest-Only Amortizing $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 $11 $12 $13 2007 2008 2009 2010 2011 2012 2Q13 $2.9 $2.5 $2.1 $1.8 $1.6 $1.4 $1.3 $8.7 $9.8 $9.8 $9.1 $9.0 $8.3 $7.3 $11.6 $12.3 $11.9 $10.9 $10.6 $9.7 $8.6 Alt A Full Doc (1) Interest - Only loans require borrowers to pay interest only during the first ten years of the loan term. No interest - only loans h ave been originated since 2010. (2) Alt A loans are comprised primarily of stated income, full asset loans. No Alt A loans have been originated since 2007. Interest - Only (1) vs . Amortizing Alt A (2) vs. Full Doc Residential Loan Portfolio

28 Total Residential Loan Originations $645.4 Million (2) Weighted Average LTV: 62% (3) New York 60% New Jersey 3% Connecticut 9% Massachusetts 10% Other < 5% 18% For the three months ended June 30, 2013 Geographic Composition of Residential Loan Originations New York 62% New Jersey 2% Connecticut 8% Massachusetts 12% Other < 5% 16% Total Residential Loan Originations $313.9 Million (1) Weighted Average LTV: 62% (3) (1) Includes $79.7 million originated for sale. (2) Includes $177.6 million originated for sale. (3) Loans originated for portfolio. For the six months ended June 30, 2013

29 Savings, Money Market and Checking: $6.7B , or 65% of Total Deposits, @ 0.10 Retail CDs: $3.6B , or 35% of Total Deposits, @ 1.55% At June 30, 2012 No broker or municipal deposits Core Community Deposits * Note: 54% of the households that have a retail CD account also have a low cost checking, savings or money market account relationship. Savings, Money Market and Checking: $6.2B, or 58% of Total Deposits, @ 0.24% Retail CDs: $4.5B , or 42% of Total Deposits, @ 1.81% At June 30, 2013 Low - cost core deposits increasing as a percentage of total deposits

30 P erformance based on E nthusiasm, A ctions and K nowledge “Sales Oriented and Service Obsessed” • A “needs” based approach to sales rather than “product” based approach • Highly interactive program – daily and weekly meetings create a focus that is shared throughout the branch network • Incentives for strong performance, both individual and team Sales – PEAK Process

31 Customer Satisfaction Key Findings : Favorably Positioned Against Competitors • 77% of Astoria customers are highly satisfied • 75% of Astoria customers are highly likely to recommend Astoria to friend/family member • Astoria customers are 30% more likely to net increase their deposit relationship than are competitor customers • Satisfaction with the branch is by far the strongest driver of overall satisfaction – 85% of Astoria customers are highly satisfied with quality of branch service Survey results are based on a 2010 Independent Customer Satisfaction Survey.

32 Key Initiatives • Education First ─ Supports lifelong learning, promotes savings and provides meaningful financial solutions to improve the way our customers live and the neighborhoods we serve • Neighborhood Outreach ─ Through funding and volunteer efforts, supports over 700 community - based organizations and not - for - profit agencies that enrich the communities within our market area ─ Reinforces community involvement by promoting neighborhood news and events in our local community branches • Results/Recognition ─ Seven consecutive “Outstanding” Community Reinvestment Act ratings by our primary banking regulator Astoria Federal is an integral part of the fabric of the communities it serves Community Involvement

33 Glossary ARM ─ Adjustable Rate Mortgage CRE ─ Commercial Real Estate G&A ─ General and Administrative GAAP ─ Generally Accepted Accounting Principles GSE ─ Government Sponsored Enterprise I/O ─ Interest - Only LTV ─ Loan - To - Value Ratio MBS ─ Mortgage - Backed Securities MF ─ Multi - family NPLs ─ Non - Performing Loans

34 Contact Information Web site: www.astoriafederal.com Email: ir@astoriafederal.com Telephone: (516) 327 - 7869 Address: Astoria Financial Corporation Attn: Investor Relations One Astoria Federal Plaza Lake Success, NY 11042